Fees Summary	Jan. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 363,064,961.07
Previously Paid Amount	0
Total Fee Amount	50,139.29
Total Offset Amount	0
Net Fee	$ 50,139.29